UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 26, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                          0-565                99-0032630
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
-------------------------------   ------------------------   ----------------
       incorporation)                                        Identification No.)
       --------------                                        -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

         Alexander & Baldwin, Inc. issued a press release on April 26, 2006, announcing its 2006 first quarter earnings. This information, attached as
Exhibit 99.1, is being furnished to the SEC pursuant to Item 2.02 of Form 8-K.

Item 9.01  Financial Statements and Exhibits
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         (d)      Exhibits
                  --------

                  99.1 Press Release announcing 2006 first quarter earnings issued on April 26, 2006.



                                  SIGNATURE
                                  ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2006


                                  ALEXANDER & BALDWIN, INC.


                                  /s/ Christopher J. Benjamin
                                  ---------------------------------
                                  Christopher J. Benjamin
                                  Senior Vice President and
                                  Chief Financial Officer